American Funds Insurance Series® Prospectus Supplement August 1, 2026 (for the most recent Class 1, Class 1A, Class 2 and Class 4 shares statutory prospectus)

The following is added under the heading “The Capital SystemTM” in the “Management and organization” section for U.S. Small and Mid Cap Equity Fund:

Matt Hochstetler no longer manages money in the fund.

Keep this supplement with your statutory prospectus.

Lit. No. INA8SU-011-0826O CGD/8024-S115107

American Funds Insurance Series® Statement of Additional Information Supplement August 1, 2026 (for the most recent Class 1, Class 1A, Class 2 and Class 4 shares statement of additional information)

The following is added under the heading “Portfolio manager fund holdings and management of other accounts” in the “Management of the Series” section for U.S. Small and Mid Cap Equity Fund:

Matt Hochstetler no longer manages money in the fund.

Keep this supplement with your statement of additional information.

Lit. No. INA8SU-012-0826O CGD/8024-S115109